UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

DORCHESTER MINERALS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 559-0300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

                                                  Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 [ ]

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, Buford P. Berry, an independent manager on the board of managers (the “Board”) of Dorchester Minerals Management GP LLC (the “General Partner”), the general partner of the general partner of Dorchester Minerals, L.P. (the “Partnership”) passed away on October 2, 2017. The resulting vacancy on the Board has been filled by the appointment of Mr. Allen D. Lassiter, effective November 29, 2017. The Board consists of five managers appointed by its members, in accordance with the Amended and Restated Limited Liability Company Agreement of DMMGP, and three independent managers. Vaughn Petroleum (DMLP), LLC, the member of DMMGP that previously caused the Partnership to nominate Buford P. Berry for election to the Board, has appointed Mr. Lassiter to succeed Mr. Berry as an independent manager until the Partnership’s next annual unitholders’ meeting. Mr. Lassiter has been appointed to serve on the Advisory Committee of the Board, which functions as the audit committee and compensation committee. In connection with Mr. Lassiter’s appointment to the Board, he will enter into the Partnership’s standard indemnity agreement, a form of which is incorporated by reference as Exhibit 99.1 hereto (the “Indemnity Agreement”). A description of the Indemnity Agreement is set forth in Item 5 of Part II of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 4, 2004, and incorporated herein by reference.

Item 7.01             Regulation FD Disclosure

On November 29, 2017, the Partnership issued the press release attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.2 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01             Financial Statements and Exhibits

(d)           Exhibits

99.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Dorchester Minerals’ Report on Form 10-Q for the quarter ended June 30, 2004)

99.2	Press Release by Dorchester Minerals, L.P. dated November 29, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

Registrant

by  Dorchester Minerals Management LP

its General Partner,

by  Dorchester Minerals Management GP LLC

its General Partner

Date: November 29, 2017

By: /s/  William Casey McManemin

William Casey McManemin

Chairman and Chief Executive Officer